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                                                                    EXHIBIT 10.7

                            PERFORMANCE STOCK RIGHTS
                                 AWARD AGREEMENT

            ISSUED UNDER THE SAFECO LONG-TERM INCENTIVE PLAN OF 1997

SAFECO CORPORATION ("SAFECO") grants to Michael S. McGavick ("Employee") the following performance stock rights pursuant to, and in accordance with the provisions of, the SAFECO Long-Term Incentive Plan of 1997 (the "Plan").

1. SHARES SUBJECT TO RIGHTS. SAFECO shall issue to Employee up to a total of 33,171 shares of SAFECO common stock (the "Award Shares"), or, at the Employee's request, make a payment of an amount equal to the Fair Market Value of the Award Shares (or any portion thereof) upon the Employee's achievement of the stated Performance Goals for each of the Performance Cycles covered by this Award Agreement.

2. PERFORMANCE CYCLES. The period covered by this Award Agreement is January 1, 2001 through December 31, 2003 (the "Award Period"), within which each of the following periods shall constitute a Performance
        Cycle:

        Performance Cycle 1: January 1, 2001 through December 31, 2001; Performance Cycle 2: January 1, 2001 through December 31, 2002; and Performance Cycle 3: January 1, 2001 through December 31, 2003

3. PERFORMANCE GOALS. The Performance Goals for each Performance Cycle are stated on Schedule A, Performance Goals.

4. SHARES EARNED. Following the end of each Performance Cycle, the number of Award Shares earned ("Earned Shares") shall be determined based on the Combined Percentage Achieved for that Performance Cycle, computed as follows:

        a. The sum of the product of the Percentage Achieved for each Performance Goal multiplied by the appropriate weighting factor shall equal the Combined Percentage Achieved for that Performance Cycle; provided, that the Combined Percentage Achieved for any Performance Cycle may not exceed 100%.

        b. The Earned Shares with respect to any Performance Cycle shall equal the Combined Percentage Achieved multiplied by the number of shares set forth below, less any Award Shares previously issued under this Award Agreement:

                Performance Cycle                   Number of Shares

                Performance Cycle 1                 1/3 Award Shares
                Performance Cycle 2                 2/3 Award Shares
                Performance Cycle 3                 Total Award Shares
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5.      ACHIEVEMENT OF PERFORMANCE GOALS; PAYMENT OF SHARES EARNED. The
        determination as to whether a Performance Goal has been met, its level of achievement and the Combined Percentage Achieved shall be made as soon as practical after the end of each Performance Cycle by the Committee selected by the SAFECO Board of Directors to administer the Plan (the "Committee"). Promptly following such determination (and in any event no later than 45 days following the end of a Performance Cycle), the Earned Shares shall be settled by the issuance and delivery of unrestricted shares of SAFECO common stock equal to the number of Earned Shares or, at Employee's request, by a cash payment equal to the Fair Market Value of those shares on the date settlement would otherwise have been made in shares (the "Settlement Date") or by a combination of cash and shares.

6. ADJUSTMENT OF PERFORMANCE GOALS. The Committee may adjust the Performance Goals in such manner as it deems equitable in recognition of unusual or nonrecurring events affecting SAFECO, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. If, however, an Employee is a person covered by
        Section 162(m) of the Code and the adjustment of any Performance Goal or other term of this Award Agreement would cause an increase in the number of Award Shares to be issued with respect to a Performance Cycle, then the Committee may not make such adjustment.

7. TAX WITHHOLDING. As a condition to settlement of the Earned Shares, Employee must tender to SAFECO on or before the Settlement Date an amount sufficient to satisfy all applicable federal, state and local withholding tax requirements ("Tax Requirements"). Unless Employee pays SAFECO an amount equal to the Tax Requirements by the Settlement Date, SAFECO shall pay the Tax Requirements and either withhold the amount paid from Employee's next paycheck or reduce the number of Award Shares issued to Employee (or the cash equivalent paid to Employee) by the number of Award Shares which, as of the Settlement Date, has a Fair Market Value equal to the Tax Requirements.

8. TERMINATION OF EMPLOYMENT. If Employee ceases to be an employee of either SAFECO or a subsidiary of SAFECO for any reason, then, except as provided in the Plan with respect to a Change in Control or to the extent the Committee may decide otherwise in select situations, Employee shall lose all rights to receive any Award Shares or their cash equivalent with respect to any unexpired Performance Cycles covered by this Award Agreement (including the Performance Cycle in which Employee terminates employment).

9. FORFEITURE. In the event Employee engages in any activity deemed by the Committee to be in competition with SAFECO or otherwise contrary to SAFECO's interests while employed by SAFECO or one of its subsidiaries, or within one year following Employee's termination of employment, all of Employee's rights under this Award Agreement shall be forfeited, including the right to receive settlement of any Earned


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        Shares. In addition, in such event, Employee shall surrender to SAFECO any Award Shares issued to Employee during the 12 months prior to termination of employment, or if such Award Shares were settled in cash or Employee no longer owns the Award Shares, Employee shall reimburse SAFECO for the Fair Market Value of the Award Shares on the date they were settled. Employee agrees that SAFECO shall have the right to offset any amounts owing to Employee by SAFECO (e.g., including, without limitation, salary, profit-sharing bonus, payment for accrued vacation and sick leave) by any amount that Employee owes to SAFECO under this
        Section 9.

10. CONTINUATION OF EMPLOYMENT. Nothing in this Award Agreement shall be construed or interpreted to confer upon Employee any right to continued employment by SAFECO or a SAFECO subsidiary or to interfere in any way with the right of SAFECO, in its sole discretion, to terminate Employee at any time.

11. NO ADDITIONAL COMPENSATION PAYMENTS. No dividend equivalent payments shall be made with respect to the Award Shares.

12. COORDINATION WITH OTHER BENEFIT PLANS. Settlements of Award Shares shall not be taken into account in administering other employee benefit and bonus programs for which Employee may be eligible (e.g., the SAFECO Employees' Profit Sharing Retirement Plan, Cash Balance Plan or 401(k) Savings Plan and the profit-sharing cash bonus).

13. RIGHTS NOT TRANSFERABLE. The rights granted to Employee under this Award Agreement shall not be transferable except by will or by the laws of descent and distribution. During the Employee's lifetime, only Employee or Employee's guardian may exercise such rights.

14. NO RIGHTS AS STOCKHOLDER. Neither Employee, nor Employee's personal representative, heir, legatee or distributee, shall be deemed to be a holder of, or to have any rights with respect to, any Award Shares until the Award Shares are issued.

15. NO SEPARATE FUND. SAFECO has not segregated any assets or established any separate account or fund to insure payment of its obligations under this Award Agreement.

16. OTHER PLAN PROVISIONS. The rights granted under this Award Agreement are subject to all of the provisions of the Plan, as it may be amended from time to time, and, except as otherwise expressly provided, to all constructions, interpretations, rules and regulations which may be adopted in connection with the Plan. Capitalized terms not otherwise defined in this Award Agreement shall have the meanings assigned to them in the Plan.


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17.     PLAN DOCUMENT. By signing below to acknowledge acceptance of the rights granted under this Award Agreement, Employee acknowledges that Employee has received a Plan Summary which includes the text of the Plan and has been afforded an opportunity to ask any questions that Employee may have regarding the Plan or the rights granted under this Award Agreement.

Dated this 27th day of March, 2001.

SAFECO:                      SAFECO CORPORATION


                            By: ______________________________
                                Robert S. Cline
                                Chair, Compensation Committee

EMPLOYEE:                   Accepted this ___ day of _____________, 2001


                            _________________________________
                            Michael S. McGavick

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                          SCHEDULE A--PERFORMANCE GOALS
                For March 2001 Corporate Performance Stock Rights

a. Operating Return on Equity--Receives 1/3 Weight. The average annual operating return on equity for SAFECO, with investments at cost, for each Performance Cycle:

    ----------------------------- --------------------------- --------------------------
    |       PERFORMANCE          |       PERFORMANCE         |       PERFORMANCE       |
    |         CYCLE 1            |         CYCLE 2           |         CYCLE 3         |
    ----------------------------- --------------------------- --------------------------
    | PERCENTAGE   |  RETURN ON  | PERCENTAGE  | RETURN ON   | PERCENTAGE | RETURN ON  |
    |  ACHIEVED    |   EQUITY*   |  ACHIEVED   |  EQUITY**   |  ACHIEVED  |  EQUITY*** |
    ------------------------------------------------------------------------------------
    |                                      Redacted                                    |
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

        *Return on equity figure for Performance Cycle 1 is the return on equity figure for calendar year 2001.

        **Return on equity figure for Performance Cycle 2 is the average of the return on equity figures for calendar years 2001 and 2002.

        ***Return on equity figure for Performance Cycle 3 is the average of the return on equity figures for calendar years 2001, 2002 and 2003.


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b.      Operating Earnings Per Share--Receives 1/3 Weight. The average annual operating earnings per share for SAFECO.


    ----------------------------- --------------------------- --------------------------
    |       PERFORMANCE          |       PERFORMANCE         |       PERFORMANCE       |
    |         CYCLE 1            |         CYCLE 2           |         CYCLE 3         |
    ----------------------------- --------------------------- --------------------------
    |  PERCENTAGE  |  EARNINGS   | PERCENTAGE  |  EARNINGS   | PERCENTAGE |EARNINGS PER|
    |   ACHIEVED   | PER SHARE*  |  ACHIEVED   | PER SHARE** |  ACHIEVED  |  SHARE***  |
    ------------------------------------------------------------------------------------
    |                                      Redacted                                    |
    ------------------------------------------------------------------------------------
    |              |             |             |             |            |            |
    ------------------------------------------------------------------------------------
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    ------------------------------------------------------------------------------------
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    ------------------------------------------------------------------------------------


        *Earnings per share figure for Performance Cycle 1 is the earnings per share for calendar year 2001.

        **Earnings per share figure for Performance Cycle 2 is the average of the earnings per share figures for calendar years 2001 and 2002.

        ***Earnings per share figure for Performance Cycle 3 is the average of the earnings per share figures for calendar years 2001, 2002 and 2003.


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c.      Change in Stock Price--Receives 1/3 Weight. For each Performance Cycle, the average annual change in the price of SAFECO's common stock more than the average annual change in the price of the common stocks of the companies included in the Peer Index used in SAFECO's proxy statement:

                     Percentage      Change in SAFECO Stock Price
                      Achieved       Over Change in Average of Peer
                                     Index Companies Stock Prices*
                                               Redacted